SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 16, 2008
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification
Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) Compensatory Arrangements of Certain Officers
     Pursuant to the Employee Savings Incentive Plan (the “Employee Savings Plan”) of Ashford Hospitality Trust, Inc. (the “Company”), the Company matches 25% of an employee’s contribution to his or her account maintained under the Employee Savings Plan, up to 10% of such participant’s annual base salary. Due to the fact that Monty Bennett, the Company’s president and chief executive officer, elected to defer 100% of his annual salary for the year ending December 31, 2008 pursuant to the Company’s Amended and Restated Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), Mr. Bennett did not contribute to the Employee Savings Plan in 2008. Had Mr. Bennett not elected to defer his annual salary pursuant to the Deferred Compensation Plan, and assuming Mr. Bennett contributed at least 10% of his annual salary pursuant to the Employee Savings Plan, based upon the matching contribution provisions provided in the Employee Savings Plan, the Company would have made a matching contribution of $32,125 to Mr. Bennett’s account under the Employee Savings Plan for the year ending December 31, 2008. In recognition for Mr. Bennett’s continued service to the Company and its stockholders, on December 16, 2008, the Compensation Committee of the Board of Directors of the Company authorized the Company to make a one-time, $32,125 contribution to Mr. Bennett’s account maintained under the Plan in lieu of the matching contribution for which Mr. Bennett would have been eligible absent his salary deferral election.
(f) Salary or Bonus Calculation of Certain Officers
     In footnote 1 to the Summary Compensation Table included with the Company’s 2008 Proxy Statement filed with the Securities and Exchange Commission on April 7, 2008 (the “Proxy Statement”), the Company stated that the total value of stock awards for 2007 compensation was not calculable as of the date of the Proxy Statement because the Compensation Committee deferred the granting of annual stock awards until a date after the Proxy Statement. On December 16, 2008, the Compensation Committee decided that no additional equity compensation will be granted to the named executive officers for service during the year ended December 31, 2007. Accordingly, the total value of stock awards for the year ended December 31, 2007, as well as total compensation for each named executive officer, disclosed in Proxy Statement represent the accurate final compensation amounts for 2007.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 22, 2008

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
David A. Brooks
Chief Legal Officer